Transactions and balances with related parties - Schedule of Shareholder and Other Related Parties Benefits (Details) $ in Thousands	Dec. 31, 2024 USD ($) item director	Dec. 31, 2023 USD ($) director item	Dec. 31, 2022 USD ($) director item
Transactions and balances with related parties
Salaries and related expenses- related parties employed by the Group	$ 7,522	$ 11,818	$ 10,185
Number of related parties | item	6	8	8
Compensation for directors not employed by the Group	$ 42	$ 408	$ 374
Number of directors | director	12	8	7